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                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1999-3

MONTHLY REPORT - COMBINED

Determination Date:                                           09-Nov-99
Distribution Date                                             15-Nov-99
Class II A-2 Distribution Date                                19-Nov-99
Month End Date:                                               31-Oct-99

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
(a)  Class I A-1 Distribution Amount                                                                                4,851,856.73

(b)  Class I A-1 Distribution Principal                                                                             4,198,698.90
                   Scheduled Payments of Principal                                      739,055.11
                   Partial Prepayments                                                  295,722.15
                   Scheduled Principal Balance Principal Prepayment in Full           1,619,963.08
                   Scheduled Principal Balance Liquidated Contracts                   1,543,958.56
                   Scheduled Principal Balance Repurchases                                    0.00

(c)  Class I A-1 Interest                                                                                             653,157.83
     Class I A-1 Interest Shortfall                                                                                         0.00

(d)  Class I A-1 Remaining Certificate Balance                                                                    133,805,553.01

(e)  Class I A-2 Distribution Amount                                                                                  136,585.12

(f)  Class I A-2 Distribution Principal                                                                                     0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(g)  Class I A-2 Interest Distribution                                                                                136,585.12
     Class I A-2 Interest Shortfall                                                                                         0.00

(h)  Class I A-2 Remaining Certificate Balance                                                                     27,002,000.00

(i)  Class I A-3 Distribution Amount                                                                                  497,017.92

(j)  Class I A-3 Distribution Principal                                                                                     0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(k)  Class I A-3 Interest Distribution                                                                                497,017.92
     Class I A-3 Interest Shortfall                                                                                         0.00

(l)  Class I A-3 Remaining Certificate Balance                                                                     95,275,000.00

(m)  Class I A-4 Distribution Amount                                                                                  749,818.13

(n)  Class I A-4 Distribution Principal                                                                                     0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(o)  Class I A-4 Interest Distribution                                                                                749,818.13
     Class I A-4 Interest Shortfall                                                                                         0.00

(p)  Class I A-4 Remaining Certificate Balance                                                                    137,792,000.00

(q)  Class I A-5 Distribution Amount                                                                                  650,708.33

(r)  Class I A-5 Distribution Principal                                                                                     0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(s)  Class I A-5 Interest Distribution                                                                                650,708.33
     Class I A-5 Interest Shortfall                                                                                         0.00

(t)  Class I A-5 Remaining Certificate Balance                                                                    115,000,000.00

(u)  Class I A-6 Distribution Amount                                                                                  249,041.67

(v)  Class I A-6 Distribution Principal                                                                                     0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(w)  Class I A-6 Interest Distribution                                                                                249,041.67
     Class I A-6 Interest Shortfall                                                                                         0.00

(x)  Class I A-6 Remaining Certificate Balance                                                                     43,000,000.00

(y)  Class I A-7 Distribution Amount                                                                                  852,477.07

(z)  Class I A-7 Distribution Principal                                                                                     0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(aa) Class I A-7 Interest Distribution                                                                                852,477.07
     Class I A-7 Interest Shortfall                                                                                         0.00

(bb) Class I A-7 Remaining Certificate Balance                                                                    140,711,484.00

(cc) Class II A-1 Distribution Amount                                                                                 985,000.49

(dd) Class II A-1 Distribution Principal                                                                              774,023.48
                   Scheduled Payments of Principal                                       79,878.38
                   Partial Prepayments                                                  110,843.06
                   Scheduled Principal Balance Principal Prepayment in Full             424,913.00
                   Scheduled Principal Balance Liquidated Contracts                     158,389.04
                   Scheduled Principal Balance Repurchases                                    0.00

(ee) Class II A-1 Interest Distribution                                                                               210,977.01
     Class II A-1 Interest Shortfall                                                                                        0.00

(ff) Class II A-1 Remaining Certificate Balance                                                                    42,849,992.34

(gg) Class II A-2 Distribution Amount                                                                                 232,284.72

(hh) Class II A-2 Distribution Principal                                                                                    0.00
                   Scheduled Payments of Principal                                            0.00
                   Partial Prepayments                                                        0.00
                   Scheduled Principal Balance Principal Prepayment in Full                   0.00
                   Scheduled Principal Balance Liquidated Contracts                           0.00
                   Scheduled Principal Balance Repurchases                                    0.00

(ii) Class II A-2 Interest Distribution                                                                               232,284.72
     Class II A-2 Interest Shortfall                                                                                        0.00

(jj) Class II A-2 Remaining Certificate Balance                                                                    50,000,000.00

(kk) Class I A-1 Pass Through Rate                                                                                      5.496250%
     Class I A-2 Pass Through Rate                                                                                      6.070000%
     Class I A-3 Pass Through Rate                                                                                      6.260000%
     Class I A-4 Pass Through Rate                                                                                      6.530000%
     Class I A-5 Pass Through Rate                                                                                      6.790000%
     Class I A-6 Pass Through Rate                                                                                      6.950000%
     Class I A-7 Pass Through Rate                                                                                      7.270000%
     Class II A-1 Pass Through Rate                                                                                     5.616300%
     Class II A-2 Pass Through Rate                                                                                     5.395000%

(ll) Monthly Servicing Fee
                    Group I A                                                                                         580,653.95
                    Group II A                                                                                         78,020.01

(mm) Delinquency                                                      # of Contracts                              Prin. Balance
                                                                       --------------                            ---------------
                   a)  One Monthly Payment Delinquent                             468                              17,027,777.75
                   b)  Two Monthly Payments                                       131                               5,055,414.87
                   c)  Three or more Monthly Payments                             131                               4,953,189.56
                                                                       --------------                            ---------------
                                                                                  730                              27,036,382.18
                                                                       ==============                            ===============

(nn) Repurchased Contracts                                             # of Contracts                               Repurchase
                                                                                                                       Price
                                                                       --------------                            ---------------
     (see attached)                    Total Repurchases                            0                                       0.00
                                                                       ==============                            ===============

(oo) Repossessions or Foreclosures                                             Number                             Actual Balance
                                                                       --------------                            ---------------
                                                   BOP Repossessions              172                            $  5,963,694.32
                                                  Plus Repossessions              111                               3,983,710.71
                                                          this Month
                                                   Less Liquidations              (60)                             (1,712,385.10)
                                                                       --------------                            ---------------
                                                   EOP Repossessions              223                            $  8,235,019.93
                                                                       ==============                            ===============

(pp) Enhancement Payments
                                       Group I A Certificates                                                               0.00
                                       Group II A Certificates                                                              0.00

(qq) Monthly Advance Group I A                                                                                              0.00
     Outstanding Amount Advanced Group I A                                                                                  0.00
     Monthly Advance Group II A                                                                                             0.00
     Outstanding Amount Advanced Group II A                                                                                 0.00

(rr) Deposit to Special Account Group I A                                                                             198,054.51
     Deposit to Special Account Group II A                                                                            110,428.07

(ss) Amount Distributed to Class R Certificateholders                                                                 308,482.58

(tt) Net Weighted Average Contract Rate Group I A                                                                           9.72%
     Net Weighted Average Contract Rate Group II A                                                                          9.39%

(uu) Units in Delinquency Collection                                                                                        0.00
     Principal Balance of default collections                                                                               0.00

(vv) Pool Principal Balance percentage Group I A                                                                       97.219865%
     Pool Principal Balance percentage Group II A                                                                      95.029811%

(ww) Aggregate Deficiency Amounts                                                                                         290.14
     Servicer Deficiency Amounts received                                                                                 101.55

(xx) Net Funds Cap Carryover Amount paid to the Class I A-1 Certificateholders                                              0.00
     Net Funds Cap Carryover Amount paid to the Class II A-2 Certificateholders                                             0.00

(zz) Amount on Deposit in Class I A-1 Hold Account                                                                      5,000.00

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